Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS:
Onex Corporation (Onex) beneficially owns or controls, directly or indirectly, all of our outstanding multiple voting shares. Accordingly, Onex has the ability to exercise significant influence over our business and affairs and generally has the power to determine all matters submitted to a vote of our shareholders where the subordinate voting shares and multiple voting shares vote together as a single class. Mr. Gerald Schwartz, the Chairman of the Board, President and Chief Executive Officer of Onex, and one of our directors until December 31, 2016, indirectly owns shares representing the majority of the voting rights of Onex.
In January 2009, we entered into a Services Agreement with Onex for the services of Mr. Schwartz as a director of Celestica, pursuant to which Onex received compensation for such services. The initial term of this agreement was one year and it automatically renews for successive one-year terms unless either party provides a notice of intent not to renew. In connection with the retirement of Mr. Schwartz from our Board of Directors as of December 31, 2016, and the appointment of Mr. Tawfiq Popatia (also an officer of Onex) as his replacement effective January 1, 2017, the Services Agreement was amended as of such date to replace all references to Mr. Schwartz therein with references to Mr. Popatia, and to increase the annual fee payable to Onex thereunder from $200,000 per year to $235,000 per year (to be consistent with current annual Board retainer fees), payable in DSUs in equal quarterly installments in arrears. The Services Agreement terminates automatically and the rights of Onex to receive compensation (other than accrued and unpaid compensation) will terminate (a) 30 days after the first day on which Onex ceases to hold at least one multiple voting share of Celestica or any successor company or (b) the date Mr. Popatia ceases to be a director of Celestica for any reason.
Sale agreement with respect to real property in Toronto:

On July 23, 2015, we entered into an agreement of purchase and sale (the Property Sale Agreement) to sell our real property located in Toronto, Ontario, which includes the site of our corporate headquarters and our Toronto manufacturing operations, to a special purpose entity (the Property Purchaser) to be formed by a consortium of three real estate developers. If the transaction is completed, the purchase price will be approximately $137 million Canadian dollars (approximately $109 at year-end exchange rates), exclusive of applicable taxes and subject to adjustment in accordance with the terms of the Property Sale Agreement, including for certain density bonuses and other adjustments in accordance with usual commercial practice.

Upon execution of the Property Sale Agreement, the Property Purchaser paid us a cash deposit of $15 million Canadian dollars ($11.2 at the then-prevailing exchange rate), which is non-refundable except in limited circumstances. Upon closing, which is subject to various conditions, including municipal approvals and is currently anticipated to occur in 2018, the Property Purchaser is to pay us an additional $53.5 million Canadian dollars in cash (approximately $43 at year-end exchange rates). The balance of the purchase price is to be satisfied upon closing by an interest-free, first-ranking mortgage in the amount of $68.5 million Canadian dollars (approximately $55 at year-end exchange rates) to be registered on title to the property and having a term of two years from the closing date. We recorded the cash deposit in other non-current liabilities on our consolidated balance sheet and as cash provided by investing activities in our consolidated statement of cash flows for 2015.

As part of the Property Sale Agreement, we have agreed, upon closing, to enter into a short-term interim lease for our existing corporate headquarters and manufacturing premises on a portion of the real estate on a rent-free basis (subject to certain payments including taxes and utilities), which is to be followed by a long-term lease for Celestica’s new corporate headquarters, on commercially reasonable arm’s-length terms. There can be no assurance that this transaction will be completed within the expected time period or at all. We will incur significant costs related to Toronto transition matters. See note 16(d).

Approximately 30% of the interests in the Property Purchaser are to be held by a privately-held company in which Mr. Schwartz, a controlling shareholder and until December 31, 2016, a director of Celestica, has a material interest. Mr. Schwartz also has a non-voting interest in an entity which is to have an approximate 25% interest in the Property Purchaser. Given the interest in the transaction by a related party, our board of directors formed a Special Committee, consisting solely of independent directors, which retained its own independent legal counsel, to review and supervise a competitive bidding process. The Special Committee, after considering, among other factors, that the purchase price for the property exceeded the valuation provided by an independent appraiser, determined that the Property Purchaser’s transaction terms were in the best interests of Celestica. Our board of directors, at a meeting where Mr. Schwartz was not present, approved the transaction based on the unanimous recommendation of the Special Committee.

Compensation of key management personnel:

Our key management team consists of directors and senior executive officers. The aggregate compensation expenses we recognized under IFRS for our directors and key management team were as follows:

	Year ended December 31
	2015	2016	2017
Short-term employee benefits and costs	$6.8	$6.2	$7.5
Post-employment and other long-term benefits	0.5	0.4	0.6
Stock-based compensation (including DSUs to eligible directors)	16.6	12.3	12.4
	$23.9	$18.9	$20.5